UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2006 (November 8, 2006)
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number: 001-32504

Delaware	20-2311383

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Two Westbrook Corporate Center Suite 1070 Westchester, IL	60154

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
      On November 9, 2006, TreeHouse Foods, Inc. (NYSE: THS) (“TreeHouse” or the “Company”) issued a press release announcing its financial and operating results for the fiscal quarter ended September 30, 2006. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
      On November 8, 2006, TreeHouse determined that it would reclassify $248.3 million of borrowings under the Company’s credit facility as of June 30, 2006 from current liabilities to long-term debt and that a restatement of the Company’s Quarterly Report for the second fiscal quarter of 2006 is necessary. Such borrowings were classified as current liabilities in the Company’s interim financial statements for the period ended June 30, 2006, in anticipation of the impending refinancing of the Company’s indebtedness. During the Company’s third fiscal quarter, TreeHouse completed its refinancing when it consummated its previously disclosed private placement of senior notes and amended its revolving credit facility. Following additional reviews of the classification of the Company’s borrowings, the Audit Committee of the Board of Directors of the Company, with the concurrence of the Company’s independent registered public accounting firm, Deloitte & Touche LLP, agreed with management to restate the Company’s consolidated financial statements for the quarter ended June 30, 2006, to reclassify such indebtedness, and concluded that the previously issued financial statements should not be relied upon. The Company expects to finalize the restated amounts by the time of its filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2006. The restatement will have no impact on the Company’s results of operations or net cash flows from operating, investing and financing activities for any period.
      Management believes that its internal control over financial reporting and disclosure controls and procedures are effective.
Item 7.01. Regulation FD Disclosure
      On November 9, 2006, TreeHouse issued a press release announcing that on November 9, 2006, TreeHouse will be holding an earnings call to discuss the financial and operating results for the fiscal quarter ended September 30, 2006. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
      The information in this Form 8-K under Item 2.02 and Item 7.01 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits:

Exhibit	Exhibit
Number	Description
99.1	Press Release dated November 9, 2006, announcing financial results for the fiscal quarter ended September 30, 2006 and announcing earnings call

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.
Date: November 9, 2006	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description

99.1	Press Release dated November 9, 2006, announcing financial results for the fiscal quarter ended September 30, 2006 and announcing earnings call